EXHIBIT 10.10

                           REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of April 25, 2002, by and between Diversified Product Inspections, Inc., a company organized under the laws of state of Florida, with its principal executive office at 3 Main Street, Oak Ridge, TN 37830 (the "Company"), and the undersigned investor (the "Investor").

     WHEREAS, in connection with the Investment Agreement by and between the Company and the Investor of even date herewith (the "Investment Agreement"), the Company has agreed to issue and sell to the Investor (i) an indeterminate number of shares of the Company's common stock, $.01 par value per share (the "Common Stock"), to be purchased pursuant to the terms and subject to the conditions set forth in the Investment Agreement; and

     WHEREAS, to induce the Investor to execute and deliver the Investment Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws, with respect to the shares of Common Stock issuable pursuant to the Investment Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained hereinafter and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:


1.           DEFINITIONS.

     As used in this Agreement, the following terms shall have the following meanings:

a. "Execution Date" means the date this Agreement and the Investment Agreement are signed by the Company and the Investor.

b.  "Holder"  means  the  undersigned  Investor.

c. "Person" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

d. "Potential Material Event" means any of the following: (i) the possession by the Company of material information not ripe for disclosure in a Registration Statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in the Registration Statement would be detrimental to the business and affairs of the Company, or (ii) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a Registration Statement at such time, which determination shall be accompanied

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by  a good faith determination by the Board of Directors of the Company that the
Registration Statement would be materially misleading absent the inclusion of such information.

e. "Principal Market" shall mean the National Association of Securities Dealer's, Inc. OTC electronic bulletin board or if the Common Stock ceases to be traded on the electronic bulletin board, The American Stock Exchange, Inc., the Nasdaq National Market or The Nasdaq SmallCap Market whichever is the principal market on which the Common Stock is listed.

f. "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration
Statement(s)  by  the  United  States  Securities  and  Exchange Commission (the
"SEC").

g. "Registrable Securities" means (i) the shares of Common Stock issued or issuable pursuant to the Investment Agreement and any Warrants issued pursuant thereto, and (ii) any shares of capital stock issued or issuable with respect to such shares of Common Stock, if any, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, which have not been (x) included in a Registration Statement that has been declared effective by the SEC or (y) sold under circumstances meeting all of the applicable conditions of Rule 144 (or any similar provision then in force) under the 1933 Act.

h. "Registration Statement" means a registration statement of the Company filed under the 1933 Act.

     All capitalized terms used in this Agreement and not otherwise defined herein shall have the same meaning ascribed to them as in the Investment Agreement.

     2.     REGISTRATION.

a. Mandatory Registration. The Company shall prepare, and, as soon as practicable file with the SEC a Registration Statement or Registration Statements (as is necessary) on Form SB-2 (or, if such form is unavailable for such a registration, on such other form as is available for such a registration), covering the resale of all of the Registrable Securities, which Registration Statement(s) shall state that, in accordance with Rule 416 promulgated under the 1933 Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon stock splits, stock dividends or similar transactions. The Company shall initially register for resale 15,500,000 shares of Common Stock which would be
                                ----------
issuable on the date preceding the filing of the Registration Statement based on the closing bid price of the Company's Common Stock on such date and the amount reasonably calculated that represents Common Stock issuable to other parties as set forth in the Investment Agreement. In the event the Company cannot register sufficient shares of Common Stock, due to the remaining number of authorized shares of Common Stock being insufficient, the Company will use its best efforts to register the maximum number of shares it can based on the remaining balance of authorized shares and will use its best efforts to increase the number of its authorized shares as soon as reasonably practicable.
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b.     The  Company  shall  use  its  best  efforts  to  have  the  Registration
Statement(s) declared effective by the SEC within one hundred twenty (120) calendar days after the Execution Date.

c. The Company agrees not to include any other securities in this Registration Statement without Investor's prior written consent. Furthermore, the Company agrees that it will not file any other Registration Statement for other securities, until sixty (60) calendar days after the Registration
Statement  for  the  Registrable  Securities  is  declared  effective.

d. Counsel. Subject to Section 5 hereof, in connection with any offering of the Registrable Securities pursuant to this Section 2, the Holder shall have the right to select one legal counsel to administer its interests in the offering. The Company shall reasonably cooperate with any such counsel.

     3.     RELATED  OBLIGATIONS.

     At such time as the Company is obligated to prepare and file a Registration Statement with the SEC pursuant to Section 2(a), the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, with respect thereto, the Company shall have the following obligations:


a. The Company shall use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective within ninety (90) days after the Execution Date and shall keep such Registration Statement effective until the earlier to occur of (i) the date as of which the Holders may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) or (ii) the date on which (A) the Holders shall have sold all the Registrable Securities and
(B) the Investor has no right to acquire any additional shares of Common Stock under the Investment Agreement respectively (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The Company shall respond to all SEC comments within seven (7) business days of receipt by the Company. If the Company fails to respond within seven (7) business days of receipt of SEC comments, the Company shall pay to the Investor a cash amount within three (3) business days of the end of the month equal to 2% per month, on a pro rata basis, of the amount paid to purchase the Debentures then outstanding, as liquidated damages and not as a penalty; provided that the seven (7) business day period provided herein shall be extended as may be required by delays caused by Holders' counsel pursuant to paragraph 3g below, and, provided further, that such seven (7) business day period shall be extended five (5) business days for responses to SEC staff accounting comments. The Company shall cause the Registration Statement relating to the Registrable Securities to become effective no later than three (3) business days after notice from the SEC that the Registration Statement may be declared effective.

b.     The  Company  shall  prepare  and  file  with  the  SEC  such  amendments
(including post-effective amendments) and supplements to a Registration Statement and the prospectus used in
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connection  with  such  Registration  Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the Investor thereof as set forth in such Registration Statement. In the event the number of shares of Common Stock available under a Registration Statement filed pursuant to this Agreement is at any time insufficient to cover all of the Registrable Securities, the Company shall amend such Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registrable Securities, in each case, as soon as practicable, but in any event within thirty (30) calendar days after the necessity therefor arises (based on the then Purchase Price of the Common Stock and other relevant factors on which the Company reasonably elects to rely), assuming the Company has sufficient authorized shares at that time, and if it does not, within thirty (30) calendar days after such shares are authorized. The Company shall use it best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

c The Company shall furnish to the Holders whose Registrable Securities are included in any Registration Statement and its legal counsel without charge (i) promptly after the same is prepared and filed with the SEC at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, the prospectus included in such Registration Statement (including each preliminary prospectus) and, with regards to such Registration Statement(s), any correspondence by or on behalf of the Company to the SEC or the staff of the SEC and any correspondence from the SEC or the staff of the SEC to the Company or its representatives, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as the Holders may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as the Holders may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities.

d. The Company shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such states in the United States as any Holder reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify each Holder who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the
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registration  or  qualification  of  any  of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

e. As promptly as practicable after becoming aware of such event, the Company shall notify each Holder in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, ("Registration Default") and use all diligent efforts to promptly prepare a supplement or amendment to such Registration Statement and take any other necessary steps to cure the Registration Default, (which, if such Registration Statement is on Form S-3, may consist of a document to be filed by the Company with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act (as defined below) and to be incorporated by reference in the prospectus) to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each Holder (or such other number of copies as such Holder may reasonably request). Failure to cure the Registration Default within ten (10) business days shall result in the Company paying liquidated damages of 2.0% of the cost of all Common Stock then held by the Holders for each thirty
(30) calendar day period or portion thereof, beginning on the date of suspension. The Company shall also promptly notify each Holder in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Holder by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate, (iv) in the event the Registration Statement is no longer effective or, (v) the Registration Statement is stale for a period of more than five (5) Trading Days as a result of the Company's failure to timely file its financials.
     The Company acknowledges that its failure to cure the Registration Default within ten (10) business days will cause the Investor to suffer damages in an amount that will be difficult to ascertain. Accordingly, the parties agree that it is appropriate to include a provision for liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in this section represents the parties' good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty.
     It is the intention of the parties that interest payable under any of the terms of this Agreement shall not exceed the maximum amount permitted under any applicable law. If a law, which applies to this Agreement which sets the maximum interest amount, is finally interpreted so that the interest in connection with this Agreement exceeds the permitted limits, then: (1) any such interest shall be reduced by the amount necessary to reduce the interest to the permitted limit; and (2) any sums already collected (if any) from the Company which exceed the permitted limits will be refunded to the Company. The Investor may choose to make this refund by reducing the amount that the Company owes under this Agreement or by making a direct payment to the Company. If a refund reduces the amount that the Company owes the Investor, the reduction will be treated as a partial payment. In case any provision of this Agreement is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Agreement will not in any way be affected or impaired thereby.

f. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Holder who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

g. The Company shall permit each Holder and a single firm of counsel, designated by the Holder, to review and comment upon a Registration Statement and all amendments and supplements thereto at least seven (7) business days prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects. The Company shall not submit to the SEC a request for acceleration of the effectiveness of a Registration Statement or file with the SEC a Registration Statement or any amendment or supplement thereto without the prior approval of such counsel, which approval shall not be unreasonably withheld.

h. At the request of any Holder, the Company shall cause to be furnished to such Holder, on the date of the effectiveness of a Registration Statement, an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement.

i.     The  Company  shall  make  available for inspection by (i) any Holder and
(ii) one firm of attorneys and one firm of accountants or other agents retained by the Holders (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall hold in strict confidence and shall not make any disclosure (except to a Holder) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Each Holder agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

j. The Company shall hold in confidence and not make any disclosure of information concerning a Holder provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Holder and allow such Holder, at the Holder's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

k. The Company shall use its best efforts to secure designation and quotation of all the Registrable Securities covered by any Registration Statement on the Principal Market. If, despite the Company's best efforts, the Company is unsuccessful in satisfying the preceding sentence, it shall use its best efforts to cause all the Registrable Securities covered by any Registration Statement to be listed on each other national securities exchange and automated quotation system, if any, on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or system. If, despite the Company's best efforts, the Company is unsuccessful in satisfying the two preceding sentences, it will use its best efforts to secure the inclusion for quotation on the Nasdaq SmallCap Market for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

l. The Company shall cooperate with the Investor to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Holders may reasonably request.

m. The Company shall provide a transfer agent for all the Registrable Securities not later than the effective date of the first Registration Statement filed pursuant hereto.

n. If requested by the Holders, the Company shall (i) as soon as reasonably practical incorporate in a prospectus supplement or post-effective amendment such information as such Holders reasonably determine should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by such Holders.

o.     The  Company  shall  use  its  best  efforts  to  cause  the  Registrable
Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

p. The Company shall make generally available to its security holders as soon as reasonably practical, but not later than ninety (90) calendar days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of any Registration Statement.

q. The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

r. Within one (1) business day after the Registration Statement which includes Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities, with copies to the Investor, confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

s. At or prior to the date of the first Put Notice (as that term is defined in the Investment Agreement) and at such other times as the Holders may reasonably request, the Company shall cause to be delivered, letters from the Company's independent certified public accountants (i) addressed to the Holders that such accountants are independent public accountants within the meaning of the 1933 Act and the applicable published rules and regulations thereunder, and
(ii) in customary form and covering such financial and accounting matters as are customarily covered by letters of independent certified public accountants delivered to underwriters in connection with public offerings.

t. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Holders of Registrable Securities pursuant to a Registration Statement.

     4.     OBLIGATIONS  OF  THE  HOLDERS.

a. At least five (5) calendar days prior to the first anticipated filing date of a Registration Statement the Company shall notify each Holder in writing of the information the Company requires from each such Holder if such Holder elects to have any of such Holder's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Holder that such Holder shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall reasonably be required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. Each Holder covenants and agrees that, in connection with any sale of Registrable Securities by it pursuant to a Registration Statement, it shall comply with the "Plan of Distribution" section of the current prospectus relating to such Registration Statement.

b. Each Holder, by such Holder's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Holder has notified the Company in writing of such Holder's election to exclude all of such Holder's Registrable Securities from such Registration Statement.

c. Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e), such Holder will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or the first sentence of 3(e).

     5.     EXPENSES  OF  REGISTRATION.

     All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printing and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company.

     6.     INDEMNIFICATION.

     In the event any Registrable Securities are included in a Registration Statement under this Agreement:


a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Holder who holds such Registrable Securities, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls, any Holder within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "Claims"), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements therein were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or
(iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Holders and each such controlling person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person expressly for use in connection with the preparation of the Registration
Statement or any such amendment thereof or supplement thereto, if such prospectus were timely made available by the Company pursuant to Section 3(c);
(ii) shall not be available to the extent such Claim is based on (a) a failure of the Holder to deliver or to cause to be delivered the prospectus made available by the Company or (b) the Indemnified Person's use of an incorrect prospectus despite being promptly advised in advance by the Company in writing not to use such incorrect prospectus; and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the resale of the Registrable Securities by the Holders pursuant to the Registration Statement.

b. In connection with any Registration Statement in which a Holder is participating, each such Holder agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Holder will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this
Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Holder, which consent shall not be unreasonably withheld; provided, further, however, that the Holder shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the resale of the Registrable Securities by the Holders pursuant to the Registration Statement. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus were corrected on a timely basis in the prospectus, as then amended or supplemented. This indemnification provision shall apply separately to each Investor and liability hereunder shall not be joint and several.

c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such counsel shall be selected by the Holders, if the Holders are entitled to indemnification hereunder, or the Company, if the Company is entitled to indemnification hereunder, as applicable. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully appraised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim. Following indemnification as provided for hereunder, the indemnifying party shall be surrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

d. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

e.          The  indemnity  agreements  contained herein shall be in addition to
(i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

     7.     CONTRIBUTION.

     To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     8.     REPORTS  UNDER  THE  1934  ACT.

     With a view to making available to the Holders the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Holders to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

a. make and keep public information available, as those terms are understood and defined in Rule 144;

b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 5(c) of the Investment Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

c. furnish to the Investor, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

     9.     NO  ASSIGNMENT  OF  REGISTRATION  RIGHTS.

     The  rights  under  this  Agreement  shall  not  be  assignable.

     10.     AMENDMENT  OF  REGISTRATION  RIGHTS.

     Provisions of this Agreement may be amended only with the written consent of the Company and Holders. No such amendment shall be effective to the extent that it applies to less than all of the Holders of the Registrable Securities.

     11.     MISCELLANEOUS.

a. A Person is deemed to be a Holder of Registrable Securities whenever such Person owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

b. Any notices other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided a confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one
(1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If  to  the  Company:

     Diversified  Product  Inspections,  Inc.
     3  Main  Street
     Oak  Ridge,  TN  37830
     Attention:  John  Van  Zyll,  CEO
     Telephone:     865-482-8480
     Facsimile:     865-482-6621

With  a  copy  to:

     Lisa  Temple,  Esq.
     Dunn,  MacDonald  &  Coleman
     1221  First  Tennessee  Plaza
     800  South  Gay  Street
     Knoxville,  TN  37929
     Telephone:     865-525-0505
     Facsimile:     865-525-6001

If  to  the  Investor:

     At  the  address  listed  in  the  Questionnaire.

With  a  copy  to:

     Joseph  B.  LaRocco,  Esq.
     49  Locust  Avenue,  Suite  107
     New  Canaan,  CT  06840
     Telephone  No.:  203-966-0566
     Telecopier  No.:  203-966-0363

     Each party shall provide five (5) business days prior notice to the other party of any change in address, phone number or facsimile number.

c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d. The laws of the State of Florida shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

e. This Agreement and the Transaction Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.

f. This Agreement and the Transaction Documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if all the parties had prepared the same.

h. This Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the day and year first above written.


     DIVERSIFIED  PRODUCT  INSPECTIONS,  INC.


               By:   /s/ John Van Zyll
                    ____________________________________
                    Name:     John  Van  Zyll
                    Title:     CEO



               By:    /s/ Jan Telander
                    ___________________________________
                    Name:  Jan Telander
                    Title: Director

                                    EXHIBIT A

FORM  OF  NOTICE  OF  EFFECTIVENESS
OF  REGISTRATION  STATEMENT

                                             Date:  __________
[TRANSFER  AGENT]

     Re:     Diversified  Product  Inspections,  Inc.
             ----------------------------------------

Ladies  and  Gentlemen:

     We  are  counsel  to  Diversified  Product  Inspections,  Inc.,  a  Florida
                           -----------------------------------------
corporation (the "Company"), and have represented the Company in connection with that certain Investment Agreement (the "Investment Agreement") entered into by and among the Company and _________________________ (the "Investor") pursuant to which the Company has agreed to issue to the Investor shares of the Company's common stock, $.01 par value per share (the "Common Stock") on the terms and conditions set forth in the Investment Agreement. Pursuant to the Investment
Agreement, the Company also has entered into a Registration Rights Agreement with the Investor (the "Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issued or issuable under the Investment Agreement, under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ___, 2002, the Company filed a Registration Statement on Form S- ___ (File No. 333-________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names the Investor as a selling shareholder thereunder.

     In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [enter the time of
                                                               -----------------
effectiveness]  on  [enter  the  date  of  effectiveness] and to the best of our
  -----------        -----------------------------------
knowledge, after telephonic inquiry of a member of the SEC's staff, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable
Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                   Very  truly  yours,

                                   [Company  Counsel]

                                        By:     ____________________
cc:     [Investor]